UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 000-31184

Date of Report: June 27, 2012

SHOSHONE SILVER/GOLD MINING COMPANY
(Exact name of registrant as specified in its charter)

IDAHO	82-0304993
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5968 N. Government Way #305 Coeur d’Alene, ID 83815
(Address of principal executive offices)

(843) 715-9504
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On June 27, 2012, Roger Van Voorhees announced his resignation as a Director of Shoshone Silver/Gold Mining Company.  The effective date of his resignation is June 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOSHONE SILVER/GOLD MINING COMPANY

Date: June 28, 2012
/s/ John Ryan
John Ryan
Treasurer and Chief Financial Officer (Principal Financial Officer)